UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

SCHEDULE 14A

(Rule 14-A-101)

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Gencor Industries, Inc.

(Name of Registrant as Specified In Its Charter)

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GENCOR INDUSTRIES, INC.

5201 NORTH ORANGE BLOSSOM TRAIL, ORLANDO, FLORIDA 32810

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 5, 2010

TO THE STOCKHOLDERS OF GENCOR INDUSTRIES, INC.:

Notice is hereby given that the Annual Meeting of Stockholders of Gencor Industries, Inc., a Delaware corporation (the “Company”), will be held at the Company’s corporate offices; 5201 North Orange Blossom Trail, Orlando, Florida 32810, on March 5, 2010 at 10:00 A.M., local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1.	To elect the Director to be voted upon by the holders of Common Stock and to elect the Directors to be voted upon by the holders of Class B Stock.

2.	To ratify the selection of Moore Stephens Lovelace, P.A., independent certified public accountants, as auditors for the Company for the year ending September 30, 2010.

3.	To transact such other business as may properly come before the meeting.

Only Stockholders of record at the close of business on February 4, 2010 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Stockholders should review the information provided herein in conjunction with the Company’s 2009 Annual Report to Stockholders, which accompanies this Proxy Statement.

A copy of our Annual Report on Form 10-K for the year ended September 30, 2009, as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to:

Gencor Industries, Inc.

Attn: Secretary

5201 N. Orange Blossom Trail

Orlando, Florida 32810

Phone 407-290-6000

The Company’s Proxy Statement and Proxy accompany this notice.

By order of the Board of Directors,

/s/ Jeanne M. Lyons
Jeanne M. Lyons, Secretary

Orlando, Florida

Date: February 5, 2010

Enclosures

****YOUR VOTE IS IMPORTANT****

YOU ARE URGED TO DATE, SIGN, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the

Annual Stockholder Meeting to be Held on March 5, 2010

Pursuant to new rules promulgated by the Securities and Exchange Commission, we have elected to provide access to these proxy statement materials (which includes this proxy statement, a proxy card and our 2009 Annual Report) both by sending you this full set of proxy statement materials, including a proxy card, and by notifying you of the availability of such materials on the Internet.

This proxy statement, the Company’s 2009 Annual Report and a proxy card are available at http://proxy.gencor.com.

Please have your proxy card in hand when you access the website and follow the instructions. You will need your username and password, which is located on your proxy card.

The Annual Meeting of Stockholders will be held March 5, 2010 at 10:00 A.M. local time at our corporate offices located at 5201 North Orange Blossom Trail, Orlando, Florida 32810. In order to obtain directions to attend the Annual Meeting of Stockholders, please call Jeanne M. Lyons, Secretary, at (407) 290-6000. The Proposals to be voted upon at the Annual Meeting of Stockholders, all of which are more completely set forth in this proxy statement, are as follows:

1. To elect the Director to be voted upon by the holders of Common Stock and to elect the Directors to be voted upon by the holders of Class B Stock.

2. To ratify the selection of Moore Stephens Lovelace, P.A., independent certified public accountants, as auditors for the Company for the year ending September 30, 2010.

Our Board of Directors recommends that you vote FOR the approval of all of the Proposals.

For information on how to vote in person at the Annual Meeting of Stockholders, please see the sections entitled “Solicitation and Revocation of Proxy” and “Voting Securities” below.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 5, 2010

This Proxy Statement is furnished in connection with the Annual Meeting of Stockholders of Gencor Industries, Inc. (the “Company”) to be held March 5, 2010 at 10:00 A.M. local time, or any adjournments or postponements thereof at the Company’s corporate offices, 5201 North Orange Blossom Trail, Orlando, Florida 32810. This Proxy Statement and accompanying proxy are first being mailed to stockholders on or about February 5, 2010. A copy of the Company’s 2009 Annual Report to Stockholders is being mailed with this Proxy Statement but is not to be regarded as proxy solicitation material.

SOLICITATION AND REVOCATION OF PROXY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of the holders of the Company’s Common Stock, par value $.10 per share, and Class B Stock, par value $.10 per share (herein referred to as “Common Stock” and “Class B Stock,” respectively) to be held March 5, 2010. The enclosed proxy may be revoked at any time before it is exercised by attending and voting in person at the meeting, by giving written notice of revocation to the Secretary of the Company prior to the taking of the vote for which such proxy has been given, or by delivery to the Secretary of the Company of a duly executed proxy bearing a later date. Notice and delivery shall occur upon actual receipt by the Secretary of the Company at its principal place of business. The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, by telephone, or by telegraph by the Directors, Officers, and employees of the Company, or by the Company’s transfer agent. Directors, Officers and other employees of the Company will receive no additional compensation for any such further solicitations. Also, the Company will make arrangements with banks, brokerage houses, and other nominees, fiduciaries, and custodians holding shares in their names or in those of their nominees to forward proxy materials to the beneficial owners of shares, and the Company will, upon request, reimburse such entities for their reasonable expenses in sending the proxy materials. All properly executed unrevoked proxies received in time for the meeting will be voted as specified. If no other indication is made, the proxies will be voted for the election of Directors shown as nominees and as recommended by the Board of Directors with regard to all other matters.

VOTING SECURITIES

At the close of business on February 4, 2010, there were 8,079,872 shares of Common Stock and 1,532,998 shares of Class B Stock outstanding and entitled to vote at the Annual Meeting.

The holders of such shares are entitled to one vote for each share of stock held by them on any matter to be presented at the Annual Meeting, including the election of Directors. The holders of Common Stock and Class B Stock will vote separately as a class on the election of Directors. Only Stockholders of record at the close of business on February 4, 2010 are entitled to vote at the Annual Meeting and any adjournment thereof. Although the Company has not polled its Directors and Executive Officers, management expects that the Directors and Executive Officers will vote for the nominees and proposals as shown herein.

The presence at the Annual Meeting, in person or by proxy, of a majority of the outstanding shares of each class of Common Stock and Class B Stock will constitute a quorum.

SPECIAL NOTE TO

STOCKHOLDERS HOLDING SHARES

WITH THEIR BROKER

EFFECTIVE JANUARY 1, 2010 THE NEW YORK STOCK EXCHANGE NOW PROHIBITS YOUR BROKER FROM VOTING YOUR SHARES IN ROUTINE ELECTIONS FOR DIRECTORS UNLESS YOU GIVE YOUR BROKER WRITTEN INSTRUCTIONS IN EACH ELECTION ON HOW YOU WANT YOUR SHARES VOTED. YOUR VOTING DESIRES WILL NOT BE COUNTED UNLESS YOU DO THIS.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation provides that 75% (calculated to the nearest whole number, rounding a fractional number of five-tenths (.5) to the next highest whole number) of the members of the Board of Directors shall be elected by Class B Stockholders voting separately as a class.

Pursuant to the Company’s Bylaws, the Board of Directors has fixed the number of Directors at six. Each Director elected at the Annual Meeting shall hold office until his respective successor has been elected and qualified, or until such individual’s earlier resignation or removal. Vacancies may be filled by a majority vote of the remaining directors then in office.

The Board of Directors has selected the following person as nominee for election by the holders of Common Stock as a Director at the 2010 Annual Meeting of Stockholders:

To be elected by the holders of Common Stock:

Cort J. Dondero

The affirmative vote of Stockholders holding a plurality of the Company’s issued and outstanding Common Stock in attendance at the meeting, either in person or by proxy, is required to approve this proposal. Abstentions and broker non-votes will have no effect.

The Board of Directors has selected the following persons as nominees for election by the holders of Class B Stock as Directors at the 2010 Annual Meeting of Stockholders:

David A. Air

E.J. Elliott

Marc G. Elliott

Randolph H. Fields

Edward A. Moses

The affirmative vote of Stockholders holding a plurality of the Company’s issued and outstanding Class B Stock in attendance at the meeting, either in person or by proxy, is required to approve this proposal. Abstentions and broker non-votes will have no effect.

The Board of Directors recommends an affirmative vote for the above nominees.

It is the intention of the persons named in the accompanying form of proxy to nominate and, unless otherwise directed, vote such proxies for the election of the nominees named above as Directors. The Board of Directors knows of no reason why any nominee for Director would be unable to serve as a Director. If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate, or the Board of Directors may reduce the number of Directors to eliminate the vacancy.

DIRECTORS AND EXECUTIVE OFFICERS

The names of Directors and the Executive Officers of the Company are listed in the following table:

Name and Principal Occupation or Employment (1)	First Became a Director	First Became an Executive Officer
Directors for Class B Stockholders:

E. J. Elliott (2) (3) (6) Chairman of the Board and Chief Executive Officer	1968	1968

Marc G. Elliott (2) (3) (6) President	2007	1993

Randolph H. Fields (2) (6) (8) Attorney, Greenberg Traurig, P.A. since 1995	2002

David A. Air (5) Consultant, Synuthane International Inc., 2009 Engineering / Sales Consulting Rubbercraft Inc., 1994 to 1999	2004

Edward A. Moses, Ph. D. (5) (7) Bank of America Professor of Finance at the Roy E. Crummer Graduate School of Business, Rollins College, since 1989	2007

Director for Common Stock Stockholders:

Cort J. Dondero (7) Founder of Dondero and Associates President of Georgia Aggregates for Florida Rock Industries 2006 to 2007 Vice President & General Manager, Vulcan Materials Company 2007 to 2008	2008

Executive Officers (4)

Dennis B. Hunt Senior Vice President Vice President, Vulcan Materials Company, Western Division 1999 to 2004		2008

L. Ray Adams (9) Chief Financial Officer and Treasurer Chief Financial Officer and Vice President of Finance, Oregon Steels Mills, Inc. 1991 to 2007		2009

Jeanne M. Lyons Secretary		1996

(1)	Except as otherwise indicated, there has been no change in principal occupation or employment during the past five years.
(2)	Member of the Executive Committee.
(3)	E.J. Elliott is the father of Marc G. Elliott.
(4)	Each executive officer holds office until his successor has been elected and qualified, or until his earlier resignation or removal.
(5)	Member of the Audit Committee and Compensation Committee.
(6)	Member of the Nominating Committee.
(7)	Member of the Audit Committee and Financial Expert.
(8)	Member of Compensation Committee.
(9)	Mr. Adams was appointed Chief Financial Officer and Treasurer effective November 12, 2009

Director Attendance at Meetings

During the fiscal year ended September 30, 2009, the Board of Directors held three meetings. All Directors attended each of the meetings.

Compensation Committee

The Compensation Committee endeavors to ensure that the compensation program for executive officers is effective in attracting and retaining key executives responsible for our success and in promoting our long-term interests and those of our stockholders. The committee, without applying any specific quantitative formulas, considers such factors as net income, earnings per share, duties and scope of responsibility, industry standards and comparable salaries, corporate growth, profits, goals and market share increases. The functions of the Compensation Committee include reviewing and establishing compensation plans for our executive officers and reviewing certain of our employee benefit and compensation programs. The key elements of determining compensation levels for our named executive officers (other than E.J. Elliott, our Chairman of the Board and Chief Executive Officer) are as follows:

•	Develop performance measures: consider appropriate performance measures and recommend performance levels that are used to determine annual and long-term awards.

•

Develop compensation guidelines: using publicly disclosed compensation information as the foundation, management develops compensation parameters for each executive position. These parameters are provided to the CEO as the basis for his recommendations regarding individual compensation actions.

The key member of management involved in the compensation process was E. J. Elliott. Mr. Elliott was not present during the Compensation Committee’s deliberations regarding his compensation. The three members of the Compensation Committee are Randolph H. Fields, David A. Air, and Edward A. Moses. Currently, the Compensation Committee is comprised only of independent directors, as defined by NASDAQ rules. The Compensation Committee formally met three times during the fiscal year ended September 30, 2009. These meetings were attended by all members of the Compensation Committee. The Compensation Committee operates under a Charter adopted by the Board of Directors, a copy of which was included as appendix C in our proxy statement for the fiscal year-ended September 30, 2008.

Audit Committee

The Audit Committee’s responsibilities include selecting our auditors and reviewing our audit plan, financial statements and internal accounting and audit procedures. The Audit Committee operates under a charter adopted by the Board of Directors, a copy of which is included in this Proxy Statement. During the fiscal year ended September 30, 2009, the Audit Committee had four meetings, which were attended by all members of the Audit Committee. The three members of the Audit Committee are David A. Air, Cort J. Dondero, and Edward A. Moses. Currently, the Audit Committee is comprised of all independent Directors as defined by NASDAQ rules. Mr. Dondero and Mr. Moses serve as the “audit committee financial experts.”

Nominating Committee

The three members of the Nominating Committee are E. J. Elliott, Marc G. Elliott and Randolph H. Fields. Although, Mr. Fields is considered independent by NASDAQ rules, Messrs. Elliott and Elliott are not. The Nominating Committee does not have a charter, but has developed guidelines. The Nominating Committee guidelines provide that it consider for director, candidates by stockholders or others, and believes that for smaller companies it is desirable and beneficial to recommend board candidates who possess a proven track record in heavy manufacturing operations, understand our overall business, and are able to make maximum contribution to guiding our affairs. Accordingly, the Nominating Committee reviews recommendations of its individual members and gives considerable weight to candidates with industry-related experience and expertise that will benefit the Company. Additionally, the Nominating Committee believes that persons selected must have a serious work ethic and an ability to work as a constructive member of a team for the benefit of the stockholders. The Nominating Committee met once during fiscal 2009, which was attended by all members of the Nominating Committee.

In addition to any other applicable requirements, if a stockholder desires to nominate a director for election at an annual meeting, such stockholder must (A) be a stockholder of record on both (1) the date such stockholder provides notice of such nomination to us and (2) the record date for the determination of stockholders entitled to vote at such annual meeting, and (B) have given timely notice in proper written form to our Secretary. If a stockholder is entitled to vote only for a specific class or category of directors at the annual meeting, such stockholder’s right to nominate one or more persons for election as a director at the meeting shall be limited to such class or category of directors.

To be timely in connection with the annual meeting, a stockholder’s notice shall be delivered to the Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. As a result, with respect to the 2011 Annual Meeting, any notice given by a stockholder pursuant to the provisions of our Bylaws must be received no earlier than November 5, 2010 and no later than December 5, 2010, unless our Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from March 5, 2010. If our 2011 Annual Meeting date is advanced by more than 30 days or delayed by more than 60 days from this year’s meeting date, then notices must be received no earlier than the 120th day prior to the 2011 Annual Meeting and no later than the close of business on the later of the 90th day prior to the 2011 Annual Meeting or the 10th day following the date on which the meeting date is publicly announced.

In the event we call a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder entitled to vote for the election of such director(s) at such meeting (and satisfying the requirements set forth above) may nominate a person or persons (as the case may be) for election to such position(s) as are specified in our notice of such meeting, but only if the stockholder notice is delivered to the Secretary at our principal executive office no later than the close of business on the 10th day following the first day on which the date of the special meeting and either the names of all nominees proposed by the Board of Directors to be elected at such meeting or the number of directors to be elected shall have been publicly announced.

To be in proper written form, a stockholder’s notice to the Secretary must set forth (A) as to each person whom the stockholder proposes to nominate for election as a director (1) the name, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class or series and number of shares of our capital stock if any, which are owned beneficially or of record by the person and (4) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (B) as to the stockholder giving notice (1) the name and record address of such stockholder, (2) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder, (3) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nominations(s) are to be made by such stockholder, (4) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the person(s) named in its notice and (5) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder. Such notice must also be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers and certain stockholders to file with the Commission an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of our equity. Based solely on our review of such forms received by us, we are unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal year ended September 30, 2009.

Independent Directors

Our common stock is listed on the NASDAQ Global Market. NASDAQ requires that a majority of our directors be “independent,” as defined by NASDAQ’s rules. Generally, a director does not qualify as an independent director if the director or a member of a director’s immediate family has had in the past three years certain relationships or affiliations with us, our external or internal auditors, or other companies that do business with us. Our Board has affirmatively determined that a majority of its directors are independent directors under NASDAQ rules. Based on these standards, the Board determined that our independent directors include the following current directors and nominees for director: Randolph H. Fields, David A. Air, Edward A. Moses and Cort J. Dondero.

Independent Director Meetings in Executive Sessions

Our independent directors meet separately from the other directors in regularly scheduled executive sessions. Any independent director may call an executive session of independent directors at any time. The independent directors did meet three times in an executive session during the fiscal year ended September 30, 2009.

Stockholder Communications with Directors

Stockholders wishing to communicate with Directors should send their correspondence to the individual Director or Directors in care of the Chairman of the Board at 5201 N. Orange Blossom Trail, Orlando, Florida 32810. Our policy is to forward such communications to the addressees if the issues/subjects are material and relevant.

Director Attendance at Annual Meetings of Stockholders

We encourage all incumbent directors, as well as all nominees for election as director, to attend the Annual Meeting of Stockholders. All of our incumbent directors at the time of the Annual Meeting attended our Annual Meeting in 2009.

Code of Ethics

We have adopted a code of ethics that applies to our principal executive officer, principal accounting officer and persons performing similar functions. We will provide to any person without charge, upon written request, addressed to our corporate headquarters, attention Corporate Secretary, a copy of such code of ethics.

EXECUTIVE COMPENSATION

Compensation Committee Process and Procedures

The members of the Compensation Committee for the fiscal year ended September 30, 2009 (hereafter in the Executive Compensation section referenced as “2009”) were David A. Air (Chairman), Randolph H. Fields, and Edward A. Moses. The Compensation Committee meets regularly as circumstances dictate, and agendas for the meetings are typically established with input from the Compensation Committee’s Chairman and the Company’s Chief Executive Officer (“CEO”). At times, our CEO attends portions of the meetings of the Compensation Committee. However, the Compensation Committee also conducts meetings regularly to consider, discuss and evaluate issues without the presence of any of our executive officers. Our CEO is never present during voting or deliberations with respect to his own compensation.

To assist the Compensation Committee in the design of effective compensation programs, policies and practices, including developing a mix of cash and equity compensation and annual and long-term compensation that promotes our compensation objectives, and that is competitive in the marketplace, the Compensation Committee may retain a compensation consultant from time to time subject to Board approval.

Information about Executive Compensation

The following table presents the annual summary compensation for our principal executive officer and the two highest-paid executive officers who were serving as our executive officers as of September 30, 2009, other than the principal executive officer (collectively the “Named Executive Officers”).

Summary Compensation Table for Fiscal Years 2009 and 2008

Name and Principal Position	Year	Salary ($)	Bonus (2) ($)	All Other Compensation (1) ($)	Total ($)
E. J. Elliott	2009	$600,000	$116,995	—	$716,995
Chief Executive Officer and Chairman of the Board	2008	$449,000	$—	$7,063	$456,063

Marc G. Elliott	2009	$384,000	$—	$—	$384,000
President	2008	$302,000	$—	$—	$302,000

Dennis B. Hunt	2009	$250,000	$—	$23,000	$273,000
Senior Vice President Sales and Marketing	2008	$203,000	$—	$—	$203,000

(1)	The compensation reported under All Other Compensation for Mr. E. J. Elliott represents contributions to the Company’s 401(k) Plan on behalf of Mr. Elliott to match fiscal year 2008 pretax executive contributions (included under salary) made by Mr. Elliott to such plan. The compensation reported under All Other Compensation for Mr. Hunt represents moving expenses related to Mr. Hunt’s employment with the Company.
(2)	For 2009 Mr. E.J .Elliott received a cash bonus based on a percentage of the cash flow received from the Company’s investment in synthetic fuel operations.

Employment Agreements

We do not have employment agreements with any of the Named Executive Officers named in the Summary Compensation Table. Employment may terminate at any time without severance. Each Named Executive Officer is entitled to the standard benefits available to all employees and have executed our nondisclosure and non-compete agreements and have agreed to keep confidential our trade secrets and other confidential information.

Grants of Plan-Based Awards in Fiscal Year 2009

There were no options granted during the fiscal year ended September 30, 2009 to the Named Executive Officers.

Outstanding Equity Awards in Fiscal Year 2009

The following table provides information concerning unexercised options as of September 30, 2009 for each Named Executive Officer

	Option Awards
Name	Number of Securities Underlying Unexercised Options at September 30, 2009 Exercisable	Number of Securities Underlying Unexercised Options at September 30, 2009 Unexercisable	Option Exercise Price ($)	Option Expiration Date
E. J. Elliott	5,000	—	$9.32	9/30/16
Marc G. Elliott	5,000	—	$9.32	9/30/16

1997 Stock Option Plan

In July 1996, the Board of Directors, subject to the approval of our stockholders, adopted the Gencor Industries, Inc. 1997 Stock Option Plan (the “1997 Plan”), which provided for the issuance of stock options to purchase an aggregate of up to 1,200,000 shares of our Common Stock, 1,200,000 shares of our Class B Stock and up to fifteen percent (15%) of the authorized common stock of any subsidiary. The 1997 Plan permitted the grant of options to our officers, directors and key employees. The 1997 Plan was approved by stockholders on April 11, 1997. As of September 30, 2009, there are no options available for future grants under the plan.

2009 Incentive Compensation Plan

On March 17, 2009 the stockholders of the Company approved the 2009 Incentive Compensation Plan (the “2009 Plan”). The 2009 Plan provides that the total number of shares of Company stock that may be subject to the granting of awards under the 2009 Plan (“Awards”) at any time during the term of the 2009 Plan shall be equal to 800,000 shares of Common Stock and 160,000 shares of Class B stock. The foregoing limit shall be increased as provided for in the 2009 Plan. Persons eligible to receive Awards under the 2009 Plan include our employees, directors, consultants and other persons who provide services to the Company. The 2009 Plan imposes individual limitations on the amount of certain Awards in part to comply with IRS Code Section 162(m). The Awards can be in the form of stock options, restricted and deferred stock, performance awards and other stock base awards as provided for in the 2009 Plan. There have been no Awards made under the 2009 Plan.

Payments Upon a Change of Control

Under the terms of the 1997 Plan and the 2009 Plan, upon the occurrence of a change of control, as provided for in the individual plan, each option holder shall be entitled to receive, pursuant to an option exercise, such number and kind of securities as the option holder would have been entitled to had the option holder exercised the option prior to a change of control.

Assuming a change of control had occurred on September 30, 2009 and the Named Executive Officers listed in the table entitled “Outstanding Equity Awards in Fiscal Year 2009” exercised the full amount of their awards, the cash value of the accelerated awards for each of the Named Executive Officers would have been as follows:

Name	Value of Accelerated Equity Awards(1)(2)
E.J. Elliott	$0
Marc G. Elliott	$0

(1)	Assumes a stock price of $8.60, which was the closing price of our common stock on September 30, 2009, the last trading day of our fiscal year.
(2)	The value of accelerated equity awards is calculated by multiplying the difference between the closing price of our common stock on September 30, 2009 and the exercise price of the option by the number of options accelerated.

Under the terms of the 1997 Plan and the 2009 Plan, a “change of control” shall be deemed to have occurred upon any reorganization, reclassification, merger, consolidation or exchange, or similar event, as defined in the individual plans.

Equity Compensation Plan Information

In the following table is information about our Common Stock that may be issued upon exercise of options, warrants and rights under all of our existing equity compensation plans and arrangements as of September 30, 2009, including the 1997 Plan and the 2009 Plan.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in second column)
Equity compensation plans approved by security holders	27,500	$9.32	960,000(1)

Equity compensation plans not approved by security holders	0	0	0

Total	27,500	$9.32	960,000

(1)	Reflects the 800,000 shares of Common Stock and 160,000 shares of Class B Stock that are currently available for future issuance under the 2009 Plan.

Compensation of Directors

The following table provides information regarding compensation paid to each of our non-employee directors for the fiscal year ended September 30, 2009.

Director Compensation Table

Fiscal year ended September 30, 2009

Name	Fees Earned or Paid in Cash	Option Awards	Total
David A. Air	$23,000	0	$23,000
Randolph H. Fields	$21,500	0	$21,500
Edward A. Moses	$23,000	0	$23,000
Cort J. Dondero	$23,000	0	$23,000

Directors’ fees are paid to non-employee directors at the rate of $1,500 per month, plus $1,000 per board meeting attended and $500 per committee meeting attended. Total fees paid in fiscal 2009 were $90,500.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We lease vehicles from Marcar Leasing Corporation (“Marcar”), a corporation engaged in general leasing to the public of machinery as well as vehicles owned by members of E.J. Elliott’s immediate family, including Marc G. Elliott. The terms of the leases are established based on the rates charged by independent leasing organizations and we believe them to be more favorable than those generally available from independent third parties. Leases between Marcar and us generally provide for equal monthly payments over either thirty-six months or forty-eight months. During fiscal 2009, we made lease payments to Marcar in the aggregate amount of approximately $156,000.

Although we did not deem the following transaction to be a related person transaction, and therefore do not require disclosure, we note that Randolph H. Fields, one of our directors, is a stockholder of the law firm of Greenberg Traurig P.A., which serves as our primary legal counsel.

We recognize that related person transactions may raise questions among our stockholders as to whether the transactions are consistent with our best interests and our stockholders’ best interests. We generally do not enter into or ratify a related person transaction unless our Board of Directors, acting through the Audit Committee or otherwise, determines that the related person transaction is in, or is not inconsistent with our best interests and our stockholders’ best interests. Our procedures are currently not documented in writing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of December 1, 2009 with respect to (i) each person known to us to be the beneficial owner (as defined by the Securities and Exchange Commission) of more than 5% of our Common Stock or Class B Stock, (ii) each Director, (iii) each Executive Officer named in the Summary Compensation Table, (iv) each nominee for election to the Board of Directors, and (v) the Directors and Executive Officers of the Company as a group. Except as otherwise noted, each named beneficial owner has sole voting and investment power over the shares shown.

	Amount and Nature of Beneficial Ownership (1)		Percent of Class (1)
Name and Address of Beneficial Owner	Common Stock	Class B Stock	Common Stock	Class B Stock
E. J. Elliott 5201 N. Orange Blossom Trail Orlando, Florida 32810	1,066,530(2)	1,348,318	13.2%	88.0%

Marc G. Elliott 5201 N. Orange Blossom Trail Orlando, Florida 32810	296,402	101,520	3.7%	6.6%

Dennis B. Hunt 5201 N. Orange Blossom Trail Orlando, Florida 32810	500	—	0.0%	—

Randolph H. Fields 5201 N. Orange Blossom Trail Orlando, Florida 32810	5,000	—	0.1%	—

David A. Air 5201 N. Orange Blossom Trail Orlando, Florida 32810	5,000	—	0.1%	—

All Current Directors and Executive Officers as a group (9 persons)	1,373,432(2)	1,449,838	17.0%	94.6%

Sherry Houtkin 3900 Island Blvd., Penthouse 4 Aventura, FL 33160	2,123,678(3)	—	26.3%	—

Lloyd I. Miller, III 4550 Gordon Drive Naples, Florida 34102	609,045(4)	—	7.5%	—

(1)	In accordance with Rule 13d-3(f) the Securities Exchange Act of 1934, as amended, shares that are not outstanding, but that are subject, to options, warrants, rights or conversion privileges exercisable within 60 days have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the individual having such right but have not been deemed outstanding for the purpose of computing the percentage for any other person.
(2)	Includes 48,978 shares owned by the Elliott Foundation, Inc.
(3)	The amount shown and the following information is based solely on a Schedule 13D dated February 4, 2009 filed by Sherry Houtkin and Brad Houtkin with the Securities and Exchange Commission. Amount beneficially owned is 2,123,678 shares (includes 2,114,642 shares with sole voting power and 9,036 shares with shared voting power),
(4)	The amount shown and the following information is based solely on a Schedule 13G dated February 12, 2009 filed by Lloyd I. Miller III with the Securities and Exchange Commission. Amount beneficially owned is 609,045 shares (includes 117,964 shares with sole voting power and 491,081 shares with shared voting power).

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee, covering our fiscal year ended September 30, 2009, shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (the “Commission” or “SEC”) or subject to Regulations 14A or 14C of the Commission, or the liabilities of Section 18 of the Exchange Act of 1934, as amended. Such Report shall not be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, Moore Stephens Lovelace, P. A., are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditor’s independence.

Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee with regard to its oversight functions referred to below, the Audit Committee approved the audited financial statements for inclusion in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009, for filing with the SEC.

The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors.

Date: December 28, 2009	Respectfully submitted,

Edward A. Moses, Chairman
David A. Air
Cort J. Dondero

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Moore Stephens Lovelace, P.A. has served as the Company’s independent registered public accounting firm for fiscal years 2000 thru 2009.

Moore Stephens Lovelace, P.A. was reappointed by the Board of Directors, on the recommendation of the Audit Committee, as its independent accountants for fiscal 2010. Representatives of Moore Stephens Lovelace, P.A. are expected to appear at the Annual Meeting to make a statement, if they wish to do so, and to be available to answer appropriate questions from Stockholders at that time.

The Board of Directors has approved the Company’s engagement of Moore Stephens Lovelace, P.A. as the Company’s independent auditors. Moore Stephens Lovelace, P.A. has served as the Company’s independent auditors since fisca1 2000, and is familiar with the Company’s business and management.

Audit Fees

The aggregate fees billed by Moore Stephens Lovelace, P.A. for the last two fiscal years’ audit of the annual financial statements and review of financial statements included in the Company’s Form 10-Qs was $155,300 in 2009 and $185,400 in 2008.

Audit-Related Fees

There were no audit related fees billed for 2009 or 2008.

Tax Fees

The aggregate fees billed by Moore Stephens Lovelace, P.A. for the last two fiscal years for preparation of income tax returns were $41,900 in 2009 and $27,000 in 2008.

All Other Fees

The aggregate fees billed by Moore Stephens Lovelace, P.A. for the last two fiscal years for other services was $1,500 in 2009 and $4,392 in 2008 for assistance with a tax examination.

The Audit Committee has reviewed the fee structure and believes that Moore Stephens Lovelace, P.A. has the independence necessary to act as the Company’s independent registered public accounting firm.

In accordance with Company policy, fees for Moore Stephens Lovelace, P.A. were approved in advance by the Audit Committee or full Board of Directors.

While ratification by Stockholders of this appointment is not required by law or the Company’s Certificate of Incorporation or Bylaws, management believes that such ratification is desirable. In the event this appointment is not ratified by an affirmative vote of Stockholders holding a majority of the Company’s issued and outstanding Common Stock and Class B Stock, together, in attendance at the meeting, either in person or by proxy, the Board of Directors of the Company will consider that fact when it appoints independent public accountants for the next fiscal year.

The Board of Directors recommends a vote for the ratification and approval of its selection of Moore Stephens Lovelace, P.A. at the 2010 Annual Meeting.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any matter for action at the Annual Meeting, other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in accordance with their judgment on such matters.

STOCKHOLDER PROPOSALS

Pursuant to Securities and Exchange Commission Rule 14a-8, in order to be eligible for inclusion in the proxy materials for the Company’s 2011 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received by the President of the Company no later than October 7, 2010. Stockholder proposals must be made in compliance with applicable legal requirements promulgated by the Securities and Exchange Commission and must be furnished to the President by certified mail, return receipt requested.

In accordance with the Company’s Bylaws, in order to be properly brought before the 2011 Annual Meeting, a stockholder’s notice of the matter the stockholder wishes to present must be delivered to the Secretary of the Company at its principal executive offices not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. As a result, any notice given by a stockholder pursuant to these provisions of the Company’s Bylaws (and not pursuant to the Securities and Exchange Commission’s Rule 14a-8) must be received no earlier than November 5, 2010 and no later than December 5, 2010, unless the Company’s Annual Meeting is more than 30 days before or after March 5, 2011. If the Company’s 2010 Annual Meeting date is advanced or delayed by more than 30 days from this year’s meeting date, then proposals must be received no earlier than the 120th day prior to the 2011 Annual Meeting and no later than the close of business on the later of the 90th day prior to the 2011 Annual Meeting or the 10th day following the date on which the meeting date is publicly announced.

ANNUAL REPORT

The Company, upon request, will furnish to record and beneficial holders of its Common Stock, free of charge, an additional copy of its Annual Report on Form 10-K (including financial statements and schedules but without exhibits) for fiscal 2009. Copies of exhibits to the Form 10-K also will be furnished upon request at the payment of a reasonable charge. All requests should be directed to the Investor Relations Department of the Company at the offices of the Company set forth in the Notice of Annual Meeting appended to this Proxy Statement.

YOU ARE URGED TO SIGN AND RETURN YOUR PROXY PROMPTLY TO MAKE CERTAIN YOUR SHARES WILL BE VOTED AT THE 2010 ANNUAL MEETING. FOR YOUR CONVENIENCE, A RETURN ENVELOPE IS ENCLOSED.

BY ORDER OF THE BOARD OF DIRECTORS

Jeanne M. Lyons, Secretary
Orlando, Florida
February 5, 2010

Appendix A

COMMON STOCKHOLDER PROXY

GENCOR INDUSTRIES, INC.

THIS COMMON STOCKHOLDER PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

MARCH 5, 2010

The undersigned hereby appoints E. J. Elliott, Marc G. Elliott, or any of them, as proxies, each with the power to appoint his or her substitutes, to represent, and vote all shares of Common Stock that the undersigned is entitled to vote on behalf of the undersigned as designated below at the Annual Meeting of Stockholders of Gencor Industries, Inc., to be held March 5, 2010. and any adjournments thereof, with all powers the undersigned would possess if personally present and voting at such meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is indicated, the Proxy will vote FOR Proposals 1 and 2.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

☒ PLEASE MARK VOTES AS IN THIS SAMPLE.

1.	ELECTION OF DIRECTOR:
CORT J. DONDERO

	☐ FOR the nominee listed above	☐ WITHHOLD AUTHORITY to vote for the nominee above

2.	Proposal to ratify the selection of Moore Stephens Lovelace, P.A. as auditors.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

▼  FOLD AND DETACH HERE  ▼

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING

The proxy statement, the Company’s 2009 Annual Report and proxy card are available at http://proxy.gencor.com

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK VOTES AS IN THIS SAMPLE ☒

1.	ELECTION OF DIRECTOR
		FOR THE NOMINEE	WITHHOLD AUTHORITY TO VOTE FOR NOMINEE
	CORT J. DONDERO	☐	☐

2. Proposal to ratify the selection of Moore Stephens Lovelace, P.A., as auditors

FOR	AGAINST	ABSTAIN
☐	☐	☐

Signature	Signature	Date

Note: Please sign exactly as name(s) appears hereon. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If shares are jointly held, each holder must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

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Appendix B

Charter of the

Audit Committee of

Gencor Industries, Inc.

I.	Organization

This charter governs the operations of the audit committee. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, (or shall become financially literate within a reasonable period of time after appointment to the committee) and at least one member shall have accounting or related financial management expertise.

II.	Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

III.	Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

A.	The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company’s shareholders.

B.	The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors.

C.	The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation.

D.	The committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs.

B-1

E.	The committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

F.	The committee shall review the interim financial statements with management and the independent audits prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

G.	The committee shall discuss with the auditors their independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and shall consider the compatibility of nonaudit services with the auditors’ independence.

H.	The committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

I.	Annually, the committee shall review and recommend to the board the selection of the Company’s independent auditors, subject to shareholders’ approval.

IV.	Meetings

The committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tele- or video-conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will hold private meetings with auditors (see below) and executive sessions. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

A.	Reporting Responsibilities

1.	Regularly report to the board of directors about committee activities, issues and related recommendations

2.	Provide an open avenue of communication between internal audit, the external auditors and the board of directors

3.	Report annually to the shareholders, describing the committee’s composition, responsibilities and how they were discharged, and any other information required by rule

4.	Review any other reports the Company issues that relate to committee responsibilities

B.	Other Responsibilities

1.	Review and assess the adequacy of the committee charter annually, requesting board approval for proposed changes.

2.	Institute and oversee special investigations as needed.

3.	Confirm annually that all responsibilities outlined in this charter have been carried out.

4.	Perform other activities related to this charter as requested by the board of directors.

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company’s financial management, including its internal audit staff, as well as the independent auditors, have more time, knowledge, and more detailed information regarding the company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations and the Company’s internal policies and procedures.

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